PROMISSORY NOTE


$1,500,000.00                                               Atlanta, Georgia
                                                     as of December 29, 1997


     For value received, TECHDYNE, INC., a Florida corporation (together with its successors, legal representatives and assigns, the "Maker") promises to pay to the order of BARNETT BANK, N.A., a national banking association (such banking association, its successors and assigns, and all successor holders of this Note are referred to herein as the "Payee"), at 101 Hialeah Drive, 2nd Floor, Hialeah, Florida 33010 or at such other place as Payee may from time to time hereafter direct in writing, in legal tender of the United States of America, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) or so much as may be advanced hereunder, with interest on the principal balance outstanding hereunder from time to time at the rates provided below, with such principal and interest under this Note shall to be due and payable as provided in Section 3 below.

     1.   Definitions.
          -----------

     In addition to other defined terms used in this Note, the following terms shall have the meanings set forth below:

          "Adjusted Libor Rate" for each Interest Period shall mean a
           -------------------
     daily rate that is equal the applicable Libor Rate plus the Applica-ble Margin.

          "Applicable Margin" shall mean 225 basis points.
           -----------------

          "Business Banking Day" shall mean each day other than a Saturday,
           --------------------
     a Sunday or any holiday on which commercial banks in Jacksonville, Florida, are closed for business.

          "Interest Period" shall mean each period commencing on each
           ---------------
     Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.

          "Interest Rate Adjustment Date" shall mean the first day of
           -----------------------------
     January, 1997, and the first day of every one-month period thereafter.

          "Libor Rate" for each Interest Period shall mean the offered
           ----------
     rate for deposits in United States dollars in the London Interbank market for a one-month period which appears on the Libor Rate Reference Page as of 11:00 a.m. (London time) on the day that is two London Banking Days preceding the first Business Banking Day of the Interest Period, adjusted for reserves by dividing that rate by 1.00 minus the Reserve Requirement. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates adjusted for reserves as afore-said. At Payee's option, the Payee may elect at any time during the term of this Note not to adjust the Libor Rate for reserves. However, the election of the Payee not to adjust the Libor Rate for reserves shall not constitute a waiver of the Payee's right to do so prospectively at any time thereafter. Maker hereby expressly agrees that at any time any principal amount is outstanding hereunder, the

     Payee shall be entitled to thereafter adjust the Libor Rate for reserves in determining the Adjusted Libor Rate, notwithstanding the failure of Payee to do so at any prior time. The Payee may, in its sole discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods.

          "Libor Rate Reference Page" shall mean either (a) the Reuters
           -------------------------
     Screen LIBO Page, (b) the Dow Jones Telerate Page 3750, or (c) such other nationally recognized source, as any at the foregoing may from time to time be used by Payee in its sole discretion as a reference for determining any applicable Libor Rate.

          "Loan Agreement" shall mean the Loan Agreement of even date
           --------------
     hereunder between Maker and Payee, as shall agreement may be modified or amended from time to time.

          "Loan Documents" shall mean this Note, the Loan Agreement, the
           --------------
     Security Agreement and all other documents now or hereafter evi-dencing, securing, guarantying or otherwise relating to the indebted-ness evidenced by this Note or any portion thereof, as such documents may be modified or amended from time to time.

          "London Banking Day" shall mean each day other than a Saturday,
           ------------------
     a Sunday or any holiday on which commercial banks in London, England are closed for business.

          "Maturity Date" means December 29, 2002.
           -------------

          "Prime Rate" shall mean the annual rate of interest announced
           ----------
     from time to time by Barnett Banks, Inc., or its successor, as its prime rate of interest, subject to change on a daily basis. Should Barnett Banks, Inc. or its successor at any time not announce a prime rate, the Payee in its reasonable discretion, may choose a substitute prime rate. The Prime Rate is a reference rate for the information and use of the Payee in establishing the actual rates to be charged to its borrowers.

          "Regulation D" shall mean Regulation D of the Board of Governors
           ------------
     of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

          "Reserve Requirement" shall mean the maximum percentage require-
           -------------------
     ment (rounded to the next higher 1/100 of 1% and expressed as a decimal) in effect for any day during the Interest Period, including, without limitation (a) any basic, supplemental, marginal or emergency reserves under any regulations under any governmental authority, and
     (b) any reserves prescribed by the Board of Governors of the Federal Reserve system (or any successor), including, without limitation, Regulation D, for determining the maximum reserve requirement for "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the Libor Rate is determined), but without benefit or credit of proration, exemptions, or offsets that might otherwise be available to the Payee from time to time under such regulation. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by the Payee against (i) any category of liabilities that include deposits by reference to which the Libor Rate is to be determined; or (ii) any category of extension of credit or other assets that includes loans bearing interest at a rate based on the Libor Rate. The determination by Payee of the Reserve Requirement shall be conclusive and binding.

          "Security Agreement" shall mean the Commercial Security Agreement
           ------------------
     of even date herewith between Maker and Payee, as shall agreement may be modified or amended from time to time.

          "Swap Agreements" shall mean, collectively, an ISDA Master
           ---------------
     Agreement dated as of December 22, 1997, between Maker and Payee, any other or additional swap agreements (as defined in 11 U.S.C. 101) between Maker and Payee or any of its affiliates, and all other interest rate swap documents, whether now or hereafter existing, between Maker and Payee or any of its affiliates.

     2.   Interest.
          --------

          (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate of 8.21875% per annum, but the rate of interest shall be adjusted on each Interest Rate Adjustment Date so that interest shall accrue at the Adjusted Libor Rate for the Interest Period commencing on such Interest Rate Adjustment Date. Notwithstanding anything to the contrary provided in this Note, (i) the non-default rate under this Note shall be subject to the provisions of Section 2(d) below, and (ii) from and after the occurrence of any default under this Note or any document executed in connection herewith, the entire unpaid principal balance under this Note shall bear interest at the Default Rate as pro-vided in Section 9 below. Interest on this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed (i.e., interest for each day any principal is outstanding shall be computed at the annual rate divided by 360); provided, however, that interest at the Default Rate shall be calculated on the basis of a 365 or 366, day year, as applicable.

          (b) If Payee determines that the maintenance of any Adjusted Libor Rate would violate any applicable law, rule, regulation, or direc-tive, whether or not having the force of law, or if the Payee determines the Adjusted Libor Rate does not accurately reflect the cost of maintaining the loan evidenced by this Note, then, at the election of Payee, the non-default interest rate applicable to the principal amount outstanding under this Note shall thereafter be adjusted to such interest rate as may be determined by Payee. Such interest rate shall be based upon such substi-tute, but reasonably comparable index as may be selected by Payee.

     3.   Payments.
          --------

     Accrued interest on the principal sum outstanding hereunder shall be due and payable monthly, commencing on the fifteenth (15th) day of the first calendar month immediately following the date hereof, and on the fifteenth (15th) day of each calendar month thereafter through the Maturity Date. In addition to such monthly interest payments, Maker shall pay to Payee, commencing on the fifteenth (15th) day of the first calendar month immediately following the date hereof, and on fifteenth
(15th) day of each calendar month thereafter through the Maturity Date, a monthly principal payment of $25,000.00. Subject to the rights of Payee under Section 8 below to accelerate the maturity of this Note, all outstanding principal, all accrued but unpaid interest, and all other sums payable under or in connection with this Note shall be due and payable on the Maturity Date.

     4.  Manner of Payment.
         -----------------

     All payments hereunder shall be made in immediately available funds on or before 2:00 pm (Miami time) on the due date thereof and such payments shall be made in lawful money of the United States of America. Maker shall not be entitled to any deduction, deferment, suspension, set-off, defense or counter-claim in respect of any principal, interest or other sums due under this Note.

     5.   Prepayment.
          ----------

     The principal amount outstanding under this Note may be prepaid in whole or in part upon ten (10) days written notice to Payee only upon the last day of any Interest Period. Any partial prepayments shall be applied to the principal amounts due under this Note in the inverse order of maturity. Any prepayment in full must be accompanied by payment in full of all accrued but unpaid interest and all other sums payable under this Note and all other Loan Documents. The prepayment of this Note shall not limit, release or otherwise affect the liability of Maker under the Swap Agreements.

     6.   Application of Payments.
          -----------------------

     Prior to the occurrence of any default under this Note, all payments hereunder shall first be applied to interest and then to principal. Upon the occurrence of any default under this Note, all payments hereunder shall be applied to interest, principal, costs and expenses of Payee, and/or any other sums payable under or in connection with this Note, in such manner as the Payee may elect in its sole and absolute discretion.

     7.   Late Charges.
          ------------

     In the event that any payment due under this Note is not received by Payee on or before 10 days after the due date thereof, Maker must pay to Payee a late charge of five percent (5%) of the amount of such payment. The right to collect a late charge shall be in addition to all other rights and remedies of Payee under or in connection with the loan evidenced hereby, including the right to accelerate the entire balance outstanding under this Note as a result of the Maker's default. The Maker agrees that such late charge is a fair and reasonable charge for the increased administrative costs incurred in connection with handling late payments and is not a penalty.

     8.   Default.
          -------

     If any principal, interest or other sum payable hereunder or any of the other Loan Documents is not paid on the due date thereof, if all out-standing unpaid principal, all accrued but unpaid interest, and all other sums payable under this Note or the other Loan Documents are not paid in full on the Maturity Date, if Maker shall default in the performance or observance of the covenants contained in the Loan Agreement, if Maker or any endorser or guarantor of this Note shall die or become insolvent (however such insolvency may be evidenced) or shall file a voluntary bankruptcy petition or be the subject of an involuntary bankruptcy petition, or if the Maker or any guarantor shall make a general assign-ment for the benefit of creditors, or if the Maker shall suspend the transaction of its usual business, or if there is a material change in the financial condition of the Maker or any guarantor, or if any default or event of default shall occur under the Loan Agreement, any Swap Agreement, or other Loan Documents (after taking into consideration all applicable cure periods), or if Maker shall default in the payment of any other indebtedness or liability of any kind whatsoever now or hereafter due from Maker to Payee, then this Note shall be deemed to be in default and all principal, interest and other sums payable hereunder shall at the option of the Payee become and be due and payable forthwith, without presentation, demand, protest, notice of protest, or any other notice of dishonor of any kind, all of which are hereby expressly waived.

     9.   Default Rate.
          ------------

     Notwithstanding anything to the contrary provided herein, from and after the occurrence of any default under this Note, the Loan Agreement, or any of the Loan Documents, the entire principal amount outstanding under this Note shall bear interest (regardless of whether or not the maturity of this Note is accelerated as a result of the default) at a rate (the "Default Rate") equal to the highest rate permitted under then applicable law, but if no such highest rate is established by applicable law, or in the event the highest rate is otherwise indeterminable, the Default Rate shall be equal to, and the entire principal balance shall bear interest at the rate of, the Adjusted Libor Rate plus 5% per annum.

     10.  Legal Rate of Interest.
          ----------------------

     It is the intent of the parties hereto that in no event shall any interest or payment in the nature of the interest under this Note exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the Maker or received by the Payee, then such excess sum shall be credited as a pay-ment of principal, unless the Maker shall notify the Payee, in writing, that the Maker elects to have such excess sum returned to it forthwith.
The Payee may, in determining the maximum rate of interest allowed under applicable law, as amended from time to time, take advantage of any law, rule or regulation in effect from time to time and available to the Payee which exempts the Payee from any limit upon the rate of interest it may charge or grants to the Payee the right to charge a higher rate of interest than that allowed by Chapter 687, Florida Statutes. Without limiting the generality of the foregoing, Payee shall, to the fullest extent allowable, be entitled to charge and collect interest at the rate allowed by Chapters 656 and 665, Florida Statutes.

     11.  Presentment, Extensions, Substitutions, Etc.
          -------------------------------------------

     Maker and all others who are or may become liable for the payment hereof severally, to the fullest extent allowed by law, hereby: (a) waive presentment for payment, demand, notice of demand, notice of non-payment, or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, (b) consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications hereof that may be granted by Payee from time to time, both prior to or after the maturity date hereof (whether by acceleration or in due course), without the necessity of notice, consent or consideration to the Maker or any others who are or may become liable for payment of this Note, (c) agree that Payee may accept, substitute, exchange, add, or release any security for the indebtedness evidenced by this Note or add or release any party or person primarily or secondarily liable hereon, without the necessity of notice, consent or consideration, (d) agree that the Payee shall not be required first to institute any suit, or to exhaust its remedies against the Maker or any other person or entity liable or to become liable hereunder or against any security for this Note in order to enforce the payment of this Note against any person now or hereafter liable for the payment hereof, (e) agree that, notwithstanding the occur-rence of any of the foregoing, they shall be and remain jointly and severally, directly and primarily liable for all sums due under this Note (unless the Payee has specifically and expressly released such party in a written document executed by an authorized officer of Payee, provided that any such release shall not release any other persons or entities not thereby expressly and specifically released), and
(f) waive all applicable exemption rights (whether under the state consti-tution or otherwise).

     12.  Venue, Jurisdiction.
          -------------------

     The Maker and all others who are, or who may become, liable for the payment hereof severally, irrevocably and unconditionally (a) agree that any suit, action or other legal proceeding arising out of, under or relating to this Note may be brought, at the option of the Payee in a court of record of the State of Florida in Dade County, Florida, in the United States District Court for the Southern District of Florida, or in any other court of competent jurisdiction; (b) consent to the jurisdiction of each such Court in any such suit, action or proceeding; and (c) waive any objection which it or they may have to the laying of venue of any such suit, action, or proceeding in any of such courts.

     13.  Governing Law.
          -------------

     This Note shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida (excluding the principles thereof governing conflicts of law), and to the extent appli-cable, federal law.

     14.  Severability.
          ------------

     If any provision or portion of this Note is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Note, and the remaining provisions and portions thereof shall continue in full force and effect.

     15.  Written Modification or Waiver Only.
          -----------------------------------

     This Note may not be amended, extended, or modified except by an instrument in writing executed by an authorized officer of the Payee.
No waiver of any of the provisions of this Note shall be effective unless such waiver is contained in a written instrument executed by an authorized officer of Payee. Any waiver of any provision hereof shall be effective only in the specific instance and for the specific purpose for which given.

     16.  Time of the Essence; Miscellaneous.
          ----------------------------------

     Time is of the essence hereof with respect to all provisions of this Note. The use of the words "herein", "hereof", "hereunder" and any other words of similar import refer to this Note as a whole and not to any par-ticular paragraph or other subdivision of this Note. The headings of the paragraphs are for convenience of reference only, and are not to be con-sidered a part hereof and shall not in any way limit or otherwise affect any of the terms hereof. The singular shall include the plural and vice versa, and any reference to the male or female or neuter gender shall include all others.

     17.  Taxes.
          -----

     The Maker and all others liable under this Note shall pay any and all present or future stamp or documentary taxes, intangible taxes, withholding taxes and all other taxes, imposts or levies that from time to time may be payable as a result of the execution, delivery, payment, existence or enforcement of this Note or any of the other Loan Documents, together with all penalties or interest that may become due in connection therewith. All payments hereunder and any of the other Loan Documents are payable free and clear of, and without deduction for or on account of, any present or future taxes, duties or other charges levied or imposed by any governmental authority through withholding or deduction with respect to any such payments. If any taxes, duties or other charges are so levied or imposed, the Maker shall pay additional interest or will make additional payments in such amounts so that every net payment of principal of and interest on this Note and all other amounts payable under the other Loan Documents, after withholding or deduction for or on account of any such present or future taxes, duties or charges, will not be less than the amount provided for herein or in the other Loan Documents. The Maker shall furnish promptly to the Payee copies of official receipts evidencing such with-holding or deduction.

     18.  Costs and Expenses.
          ------------------

     Upon the occurrence of any default under this Note or any of the other Loan Documents, the Maker and all other persons or entities liable under this Note shall be jointly and severally liable for all reasonable costs and expenses incurred by Payee, including without limitation, all reasonable attorneys' and paralegal fees and costs, court costs and all costs of collecting or attempting to collect the sums due and payable hereunder (whether before trial, at trial, on appeal, in bankruptcy, or otherwise).

     19.  Security Agreement; Loan Documents.
          ----------------------------------

     This Note is secured by the Security Agreement and is subject to the provisions of the Security Agreement, Loan Agreement and other Loan Documents.

     20.  Setoffs.
          -------

     The Maker and any endorsers, sureties, guarantors, and all others who are, or who may become liable for the payment hereof, severally expressly grant to the Payee a continuing first-lien security interest in any and all money, general or specific deposits, or property of any such parties now or hereafter in the possession of the Payee. The Maker and such other parties authorize and empower the Payee, in its sole discretion, at any time after the occurrence of a default hereunder or under any of the other Loan Documents (after the expiration of any applicable cure period) to appropriate and, in such order as the Payee may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of such parties to the Payee or any of the Payee's affiliates, whether now existing or here-after created or arising or now owned or hereafter acquired by the Payee or any of the Payee's affiliates (whether such indebtedness, liabilities and obligations are joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any indebtedness, liabilities and obligations relating to any letter of credit issued by the Payee for the account of any such parties).

     21.  Waiver of Jury Trial.
          --------------------

     MAKER AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND iNTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, AND ANY AGREEMENT OR OTHER DOCUMENT NOW EXISTING OR HEREAFTER EXECUTED IN CONJUNCTION HEREWITH, OR ANY

<PAAGE>

COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

     IN WITNESS WHEREOF, this Promissory Note was duly executed as of the date first above written.

                                TECHDYNE, INC., a Florida corporation

                                   /s/ Thomas K. Langbein
                                By:-----------------------------------
                                   Name: THOMAS K. LANGBEIN
                                   Title: Chairman of the Board



STATE OF NEW JERSEY     )
                        ) SS
COUNTY OF BERGEN        )

     The foregoing instrument was acknowledged before me this 30th day of
                                                              ----
December, 1997, by Thomas K. Langbein, the Chairman of the Board of
                   ------------------      ---------------------
TECHDYNE, INC., a Florida corporation, on behalf of that corporation.
He [check one]:

     ----- is personally known to me or
       X
     ----- produced U.S. Passport as identification.
                    -------------


                                /s/ Nancy A. Cox
                                -----------------------------------
My Commission expires:          Notary Public
                                Printed Name:  NANCY A. COX
                                       Notary Public of New Jersey
                                   My Commission Expires March 6, 2000